Note 24 - Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
Note 24 - Subsequent Events [Text Block]

24. Subsequent Events

Raising of funds for PifCo

On January 27, 2011, the Petrobras International Finance Company (PifCo) concluded the issuing of US$6 billion in Global Notes on the international capital market, with maturity on January 27, 2016, 2021 and 2041, interest rates of 3.875%, 5.375% and 6.750% p.a., respectively, and half-yearly payment of interest as from July 27, 2011.The capital raised will be used for corporate purposes and the financing of the investments established in the 2010-2014 Business Plan, and an appropriate capital structure and the level of financial leverage will be maintained in line with the Company's goals.

This financing had issuing costs estimated at approximately US$18, a discount of US$21 and effective interest rates of 4.01%, 5.44% and 6.84% p.a., respectively. Global Notes constitute unsecured, unsubordinated obligations for PifCo and have the complete, unconditional guarantee of Petrobras.

Purchase option for Companhia Mexilhão do Brasil (CMB) - Project Mexilhão

On January 12, 2011, Petrobras exercised its purchase option for the shares of SPE Companhia Mexilhão do Brasil and now guarantees the financing taken out by the SPE from BNDES (National Bank of Economic and Social Development).

Merger of Comperj Petroquímicos Básicos S.A. (UPB) and Comperj PET S.A. (PET) into Petrobras

On January 31, 2011, the General Shareholders' Meeting of Petrobras approved the merger of Comperj Petroquímicos Básicos S.A. and Comperj PET S.A. into its equity, without a capital increase. With the merger of these companies, the corporate structure of Comperj will be simplified, minimizing costs and favoring reallocation of investments.

Special participation in the Albacora, Carapeba, Cherne, Espadarte, Marimbá, Marlim, Marlim Sul, Namorado, Pampo and Roncador Fields- Campos Basin

This special participation was established by Brazilian Petroleum Law 9478/97 and is paid as a form of compensation for oil production activities and is levied on high volume production fields. The method used by Petrobras to calculate the special participation due for the abovementioned fields is based on a legally legitimate interpretation of Ordinance 10 of January 14, 1999, approved by the National Petroleum Agency (ANP).

Special participation in the Albacora, Carapeba, Cherne, Espadarte, Marimbá, Marlim, Marlim Sul, Namorado, Pampo and Roncador Fields- Campos Basin (Continued)

Petrobras received notice from ANP, which instituted an administrative process and established payment of new sums of money considered to be owed for the period between the first quarter of 2005 and the first quarter of 2010, referring to amounts that had been underpaid by the concessionaire, totaling R$ 365 (principal, without fine and interest).

On February 22, 2011, Petrobras filed for a hearing for dismissal of the aforementioned official notification. If ANP's administrative decision is maintained, Petrobras shall evaluate the possibility of a court suit to suspend and annul the collection of the differences of the special participation.

If the ANP's administrative decision is maintained, Petrobras would consider legal action to suspend and cancel the charge of the differences of the special participation.